Deferred revenue	12 Months Ended
Dec. 31, 2020
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue [Text Block]

18. Deferred revenue

On August 8, 2012 and November 4, 2013, Hudbay entered into precious metals stream transactions with Wheaton whereby Hudbay has received aggregate deposit payments of $455,100 against delivery of (i) 100% of payable gold and silver from the 777 mine until the end of 2016, and delivery of 50% of payable gold and 100% of payable silver for the remainder of the 777 mine life; and aggregate deposit payments of $429,900 against the delivery of (ii) 100% of payable silver and 50% of payable gold from the Constancia mine.

In addition to the aggregate deposit payments of $885,000, as gold and silver is delivered under the stream agreements, Hudbay receives cash payments equal to the lesser of (i) the market price and (ii) $400 per ounce (for gold) and $5.90 per ounce (for silver), subject to 1% annual escalation after three years, from the inception of the agreement.

Hudbay recorded the deposits received as deferred revenue and recognizes amounts in revenue as gold and silver are delivered under the stream agreements. Hudbay determines the amortization of deferred revenue to the consolidated income statements on a per unit basis using the estimated total number of gold and silver ounces expected to be delivered under the stream agreements over the life of the 777 and Constancia life-of-mine plans. During the third quarter of 2020, Hudbay revised its estimate of remaining mineralization for the 777 deposit and as such adjusted the drawdown rates for the remainder of the year. For the year ended December 31, 2020  the drawdown rates for the 777 stream agreement for gold and silver were $1,173 and $22.43 per ounce, respectively (year ended December 31, 2019 - $1,177 and $22.51 per ounce, respectively). For the year ended December 31, 2020 the drawdown rates for the Constancia stream agreement for gold and silver were $976 and $21.52 per ounce, respectively (year ended December 31, 2019 - $948 and $21.77 per ounce, respectively). Hudbay estimates the current portion of deferred revenue based on deliveries anticipated over the next twelve months.

Hudbay has determined that precious metals stream contracts are subject to variable consideration and contain a significant financing component. As such, the Company recognizes a financing charge at each reporting period and will gross up the deferred revenue balance to recognize the significant financing element that is part of these contracts. Hudbay's streaming arrangements are secured against the mining properties and other business unit assets associated with the applicable stream.

Hudbay expects that the remaining performance obligations for the 777 and Constancia streams will be settled by the expiry of their respective stream agreements, which is no earlier than 2052.

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the legal deposit provided by August 1, 2052, the expiry date of the agreement. If the legal deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a cash payment for the remaining amount will be due at the expiry date of the agreement. Given the mineral reserve and resources of the 777 mine and the current mine plan, there is a possibility that an amount of the legal deposit may not be repaid by means of 777 mine's precious metals credits over its expected remaining mine life. As at December 31, 2020, this prepayment amount does not meet the definition of a financial liability. Hudbay incorporates the possibility of repayment as part of its assessment of variable consideration in recognizing the amount of deferred revenue to recognize in income.

The following table summarizes changes in deferred revenue:

Balance, January 1, 2019	$566,078
Amortization of deferred revenue
Liability drawdown	(92,398)
Variable consideration adjustments - prior periods	16,295
Accretion on streaming arrangements
Current year additions	63,725
Variable consideration adjustments - prior periods	6,047
Effects of changes in foreign exchange	4,009
Balance, December 31, 2019	$563,756
Amortization of deferred revenue
Liability drawdown	(67,263)
Variable consideration adjustments - prior periods	(6,668)
Accretion on streaming arrangements (note 6g)
Current year additions	60,362
Variable consideration adjustments - prior periods	(3,692)
Effects of changes in foreign exchange	189
Balance, December 31, 2020	$546,684

     Consideration from the Company's stream agreement is considered variable. Gold and silver stream revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. As a result of changes in the Company's mineral reserve and resource estimate in the first quarter of 2020 and amendments made to the 777 mine plan in the third quarter of 2020, the amortization rate by which deferred revenue is drawn down into income was adjusted and, as required, a current period catch up adjustment is made for all prior period stream revenues since the stream agreement inception date. This variable consideration adjustment resulted in an increase in revenue of $6,668 and reversal of finance expense of $3,692 for the year ended December 31, 2020 (December 31, 2019 - revenue reversal of $16,295 and additional finance expense $6,047).

    During the year ended December 31, 2020, the Company recognized an adjustment to gold and silver revenue and finance costs due to a net increase in the Company's mineral reserve and resources estimates coupled with a change to the 777 mine plan. During the year ended December 31, 2019 the Company recognized an adjustment to gold and silver revenue and finance costs.

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2020	Dec. 31, 2019
Current	$102,782	$86,933
Non-current	443,902	476,823
	$546,684	$563,756